UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 13, 2015

(Date of earliest event reported)

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1532 SW Morrison Street, Suite 200

Portland, OR 97205

(Address of principal executive offices and zip code)

(503) 488-6988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TIGERLOGIC CORPORATION

FORM 8-K

Item 2.02                                           Results of Operations and Financial Condition

On August 13, 2015, TigerLogic Corporation issued a press release announcing its financial results for the first quarter ended June 30, 2015.  A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1                        TigerLogic Corporation press release dated August 13, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGERLOGIC CORPORATION
(Registrant)

August 13, 2015	By:	/s/ Roger Rowe
(Date)		Roger Rowe
Acting Chief Executive Officer and Chief Financial Officer